UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) October 15, 2002


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


         MISSOURI                       00-13457             48-1339136
(State or Other Jurisdiction           (Commission         (IRS Employer
     of Incorporation)                 File Number)      Identification No.)




104 Armour Road, North Kansas City, MO                            64116
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code         (816) 303-4500


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5.  Other Events.

     On October 18, 2002, the Registrant issued the press release attached as an exhibit hereto announcing that its wholly-owned subsidiary had entered into a contract to sell the ACI Building.

     A copy of the sale contract is also attached as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

          Not applicable.

     (b) Pro Forma Financial Information

          Not applicable.

     (c) Exhibits

          10.1 Real Estate Purchase Agreement dated October 15, 2002 by and between SGD Investments, Inc. and ACI Financing, L.L.C.

          99.1 Press Release issued by Maxus Realty Trust, Inc. on October 18, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Maxus Realty Trust, Inc.



Date: October 18, 2002                   By: /s/ Danley K. Sheldon
                                                 Danley K. Sheldon, President
                                                 and Chief Executive Officer

                            EXHIBIT INDEX TO FORM 8-K


Exhibit
Number            Description

10.1 Real Estate Purchase Agreement dated October 15, 2002 by and between SGD Investments, Inc. and ACI Financing, L.L.C.

99.1      Press Release issued by Maxus Realty Trust, Inc. on October 18, 2002.
                                       4